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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): July 20, 2000

                                ORTHOVITA, INC.
                                ---------------
                (Exact Name of Registrant Specified in Charter)

       Pennsylvania                    0-24517                  23-2694857
       ------------                    -------                  ----------
      (State or Other             (Commission File           (I.R.S. Employer
      Jurisdiction of                  Number)              Identification No.)
       Incorporation)



        45 Great Valley Parkway
         Malvern, Pennsylvania                             19355
----------------------------------------------    ----------------------
  (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (610) 640-1775
                                                           --------------

                                 Not Applicable
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

     The registrant hereby incorporates by reference the press release dated July 20, 2000 attached hereto as Exhibit 99.1.
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                                   SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ORTHOVITA, INC.
                                     (Registrant)


                                    By  /s/ Bruce A. Peacock
                                        --------------------
                                        Bruce A. Peacock
                                        President and Chief Executive Officer


Dated:  July 20, 2000
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                                 EXHIBIT INDEX

         Exhibit
         Number                         Description
         ------                         -----------

          99.1       Press Release - Orthovita Private Equity Financing